                                                                    EXHIBIT 23.1
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The Board of Directors
V.I. Technologies, Inc.:


We consent to the use of our report dated January 15, 1999 included herein and to the reference to our firm under the heading "Experts" in the prospectus.



                                                    /s/ KPMG  LLP
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                                                        KPMG  LLP


Melville, New York
September 20, 1999